United States
                 Securities and Exchange Commission
                       Washington D.C. 20549

                             Form 8-K

                          Current Report
                 Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934


         Date of Report(Date of the earliest event reported)


                        September 30, 2005
                        __________________


                           THE STEPHAN CO.
        (Exact name of registrant as specified in its charter)


     Florida                1-4436                59-676812
 (State or other       (Commission File       (I.R.S. Employer
 jurisdiction of           Number)         Identification Number)
  incorporation)

                1850 W. McNab Road
             Fort Lauderdale, Florida                    33309
    (Address of principal executive offices)           (Zip Code)

                          (954) 971-0600
        (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
 _
|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 _
|_|  Soliciting material pursuant to Rule 14a-12 under the Exchange
     Act (17 CFR 240.14a-12)
 _
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 _
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))










ITEM 7.01.  Regulation FD Disclosure.

     On October 3, 2005, the Company issued a press release indicating its compliance with the deadline imposed by the decision of the AMEX Listing Qualifications Panel on August 3, 2005. A copy of the press release is furnished as Exhibit 99.1 to this Current
Report on Form 8-K.


ITEM 8.01  Other Events

     On September 29, 2005, the Registrant held its Annual meeting of stockholders and filed its Form 10-Q for the three months ended March 31, 2005. On September 30, 2005, the Registrant filed its Form 10-Q for the six and three month periods ended June 30, 2005. Accordingly, the Registrant has complied with the August 3, 2005 decision of the Listing Qualifications Panel of the AMEX Committee on Securities, which required the Registrant to regain compliance with all AMEX listing standards by September 30, 2005, or face immediate delisting.


ITEM 9.01.  Financial Statements and Exhibits.

(c)  Exhibits:

Exhibit
Number      Description


99.1	The Stephan Co. Press Release dated October 3, 2005





















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                           SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




The Stephan Co.

By:


/s/ David Spiegel
__________________________
David Spiegel
Chief Financial Officer
October 3, 2005

























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